©2023 DISCOVER FINANCIAL SERVICES Exhibit 99.3 3Q23 Financial Results October 18, 2023

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, "Risk Factors" and “Management's Discussion & Analysis of Financial Condition and Results of Operations” in the company's Quarterly Report on Form 10-Q for the quarters ended June 30, 2023 and March 31, 2023, which are filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward- looking statements as more information becomes available. Notice 2

3Q23 Highlights 3 • 3Q23 net income of $683MM; diluted EPS of $2.59; and return on equity of 19% • Financial performance remains solid ◦ Healthy loan growth generates strong revenue growth ◦ Deposit growth continues to be robust ◦ Charge offs performing within target ranges • Compliance remains a top priority ◦ Continuing to enhance our compliance and risk management capabilities ◦ Engaging in discussions with merchants on the card product misclassification issue • Continue to advance critical operating initiatives ◦ Maintaining award-winning products and customer service ◦ Seeing positive results after soft launch of Cashback Debit product ◦ Launching new national brand campaign "Especially for Everyone"

• Revenue net of interest expense was $4.0Bn, up 17%, due to higher net interest income, net discount and interchange revenue, and loan fee income • Expenses increased $86MM, or 6%, primarily driven by investments in compliance and risk management • Provision for credit losses increased by $929MM reflecting a $297MM increase in reserve build and a $631MM increase in net charge-offs 3Q23 Summary Financial Results Key Points 4 $1,013 $479 $97 $(929) $(86) $109 $683 3Q22 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 3Q23 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 3Q23 $ 3,322 $ 722 $ 1,702 $ 1,454 $ 205 3Q22 $ 2,843 $ 625 $ 773 $ 1,368 $ 314 B/(W) $ 479 $ 97 $ (929) $ (86) $ 109 EPS $ 3.56 $ 1.34 $ 0.27 $ (2.59) $ (0.24) $ 0.25 $ 2.59 (1) Note(s) 1. The comparative prior quarter ended September 30, 2022 has been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods in the Financial Supplement for reconciliation to previously reported results

# 3Q23 Net Interest Income Drivers



NIM on Loans
11.05%
11.27%
11.34%
11.06%
10.95%
3Q22
4Q22
1Q23
2Q23
3Q23
Loan Growth ($Bn)
$3.9
$7.7
$9.7
$83.6
$4.3
$8.0
$9.7
$90.1
$4.6
$8.4
$9.9
$89.8
$5.1
$9.1
$9.7
$94.0
$5.8
$9.6
$10.0
$97.4
3Q22
4Q22
1Q23
2Q23
3Q23
Card +16% YOY
Organic Student +2% YOY
Personal +25% YOY
Other + 49% YOY
Total Loan Yield
12.67%
13.53%
14.06%
14.17%
14.44%
Funding Mix (%), Average Balance
10%
10%
15%
65%
9%
9%
18%
64%
8%
9%
17%
66%
7%
9%
18%
66%
7%
9%
18%
66%
3Q22
4Q22
1Q23
2Q23
3Q23
DTC and Affinity Deposits (1)
Brokered & Other Deposits
Securitized Borrowing
Unsecured Borrowing
Net Funding Rate (2)
1.62%
2.26%
2.72%
3.11%
3.49%

## Key Points

- NIM on loans was 10.95%, down 11bps QOQ as higher net funding costs were slightly offset by favorable loan yields
- Total loan yield was up 27bps QOQ primarily due to higher prime rate and lower payment rates, partially offset by higher interest charge-offs
- The net funding rate increased by 38bps QOQ, reflecting higher consumer deposit pricing
- Consumer deposits were up 4% QOQ and up 23% YOY

Note(s)
1. Includes checking and reflects both interest-bearing and non-interest bearing consumer deposits
2. Net Funding Rate reflects interest expense, net of interest income from other interest-earning assets, as a percentage of average receivables

5

# 3Q23 Revenue


Year-Over-Year Revenue ($MM)
$3,468
$479
$42
$—
$26
$17
$10
$2
$4,044
3Q22 Rev Net of Int Exp(1)
Net Interest Income
Net Discount/ Interchange
Protection Products
Loan Fee Income
Transaction Processing
Gain/(Loss) on Equity Investments
Other Income
3Q23 Rev Net of Int Exp

| ($MM) | 3Q23 | 3Q22 | Inc / (Dec) $ | Inc / (Dec) % |
|---|---|---|---|---|
| Net Interest Income | 3,322 | 2,843 | 479 | 17% |
| Net Discount/Interchange Revenue | 377 | 335 | 42 | 13% |
| Protection Products Revenue | 42 | 42 | 0 | —% |
| Loan Fee Income | 194 | 168 | 26 | 15% |
| Transaction Processing Revenue | 82 | 65 | 17 | 26% |
| Gain/(Loss) on Equity Investment | 6 | (4) | 10 | NM |
| Other Income | 21 | 19 | 2 | 11% |
| Total Non-Interest Income | 722 | 625 | 97 | 16% |
| Revenue Net of Interest Expense | $4,044 | $3,468 | $576 | 17% |

| | 3Q23 | 3Q22 | Change QOQ | Change YOY |
|---|---|---|---|---|
| Discover Card Sales Volume ($MM) | $54,952 | $54,793 | (1)% | —% |
| Rewards Rate [2] | 1.42 % | 1.47 % | —bps | (5)bps |

## Key Points

- Net interest income increased primarily due to higher loan receivables partially offset by margin rate decreases
- Net discount and interchange revenue was up 13% primarily driven by lower rewards costs
- Loan fee income increased from higher late fee instances due to recent new account growth
- The rewards rate was 1.42%, down 5bps YOY driven by a change in the 5% category
  - 3Q23 Gas & Digital Wallets
  - 3Q22 Restaurants & PayPal

**Note(s)**
1. The comparative prior quarter ended September 30, 2022 has been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods in the Financial Supplement for reconciliation to previously reported results
2. Rewards rate represents credit card rewards cost divided by Discover Card sales volume

6

# 3Q23 Operating Expense



Year-Over-Year Expense ($MM)
$1,368
$24
$7
$25
$40
$(10)
$1,454
3Q22 Expense
Employee Comp
Marketing
Info Processing
Professional Fees
All Other
3Q23 Expense

| ($MM) | 3Q23 | 3Q22 | Inc / (Dec) $ | Inc / (Dec) % |
|---|---|---|---|---|
| Employee Compensation and Benefits | $575 | $551 | 24 | 4% |
| Marketing and Business Development | 283 | 276 | 7 | 3% |
| Information Processing & Communications | 149 | 124 | 25 | 20% |
| Professional Fees | 281 | 241 | 40 | 17% |
| Premises and Equipment | 22 | 22 | 0 | —% |
| Other Expense | 144 | 154 | (10) | (6%) |
| Total Operating Expense | $1,454 | $1,368 | $86 | 6% |
| **Operating Efficiency[(1)(2)]** | **36.0 %** | **39.5 %** | | **(350) bps** |

## Key Points

- Employee compensation increased due to higher headcount
- Marketing increased to support deposit acquisition
- Information processing was up due to investments in technology
- Professional fees increased driven by continued investment in compliance and risk management initiatives

**Note(s)**

1. Defined as reported total operating expense divided by revenue net of interest expense
2. The comparative prior quarter ended September 30, 2022 has been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods in the Financial Supplement for reconciliation to previously reported results

7

• Higher credit card net charge-off rate driven by seasoning of recent vintages with higher delinquency trends • Student loan net charge-offs reflect macroeconomic conditions • Personal loan net charge-offs migrating toward historical performance reflecting normalization and credit strategy changes 3Q23 Key Credit Metrics 8 Key PointsChange 3Q22 2Q23 3Q23 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $83,630 $93,955 $97,389 4% 16% Net Principal Charge-off Rate 1.92% 3.68% 4.03% 35 bps 211 bps 30-Day Delinquency Rate 2.11% 2.86% 3.41% 55 bps 130 bps Private Student Loans Ending Loan Balance ($MM) $10,349 $10,241 $10,448 2% 1% Net Principal Charge-off Rate 0.91% 1.25% 1.32% 7 bps 41 bps 30-Day Delinquency Rate 1.94% 2.13% 2.62% 49 bps 68 bps Personal Loans Ending Loan Balance ($MM) $7,674 $9,106 $9,559 5% 25% Net Principal Charge-off Rate 1.14% 2.28% 2.63% 35 bps 149 bps 30-Day Delinquency Rate 0.69% 1.00% 1.24% 24 bps 55 bps Total Loans Ending Loan Balance ($MM) $104,908 $117,906 $122,676 4% 17% Net Principal Charge-off Rate 1.71% 3.22% 3.52% 30 bps 181 bps 30-Day Delinquency Rate 1.94% 2.57% 3.06% 49 bps 112 bps

9 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at June 30, 2023 $6,525 $849 $622 $68 $8,064 Reserve rate 6.94% 8.29% 6.83% N/A 6.84% Provision for credit losses 1,518 52 93 8 1,671 Net Charge-offs 973 35 62 — 1,070 Balance at September 30, 2023 $7,070 $866 $653 $76 $8,665 Reserve rate 7.26% 8.29% 6.83% N/A 7.06% Total Loan Reserve Rate 6.73% 6.58% 6.83% 6.84% 7.06% 3Q22 4Q22 1Q23 2Q23 3Q23 Allowance for Credit Losses

10 Capital Return(3)Capital Position Common Equity Tier 1 (CET1) Capital Ratio (%) Note(s) 1. Capital for years ended 2022 and prior have been restated for comparative purposes and considers the impacts of the immaterial corrections to the financial statements; years 2018-2021 reflect a best estimate 2. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 3. Quarterly dividend per share figures for 2018 through 2022 represent year-end levels; YTD represents current quarter end level 10.9% 11.0% 12.9% 14.5% 13.1% 11.6% 2018 2019 2020 2021 2022 3Q23 • The Common Equity Tier 1 ratio of 11.6% declined 10bps sequentially • Declared quarterly cash dividend of $0.70 per share of common stock Key Point $2.1 $1.8 $0.3 $2.3 $2.4 $1.9 $0.40 $0.44 $0.44 $0.50 $0.60 $0.70 2018 2019 2020 2021 2022 YTD 2023 Capital Position & Capital Return Trends Share Repurchases ($Bn) Quarterly Dividend per Share (1) (2)

11 2023 Perspective Previous Current Loan Growth • Expect loan growth to be low to mid-teens • Expect loan growth to be mid-teens Net Interest Margin • Expect NIM to be around 11% for full year 2023 • No change Operating Expense • Expect total operating expense to be up low double digits from prior year • No change Net Charge-offs • Expect full year average net charge-off rate of 3.4-3.6% • No change Capital Management • Pausing our share repurchase program • No change

Appendix

3Q23 Asset Yield & Liabilities Rate 3Q23 2Q23 3Q22 Interest-Earning Assets ($Bn) Avg Bal Yield Avg Bal Yield Avg Bal Yield Total Loans $120.4 14.44% $115.3 14.17% $102.0 12.67 % Other Interest-Earning Assets 21.4 4.26% 21.3 4.11% 16.9 2.30 % Total Interest-Earning Assets $141.8 12.90% $136.6 12.60% $118.9 11.20% 3Q23 2Q23 3Q22 Interest-Bearing Liabilities ($Bn) Avg Bal Rate Avg Bal Rate Avg Bal Rate Direct to Consumer Deposits (1) (2) $78.3 4.18% $74.9 3.71% $63.4 1.53 % Brokered Deposits and Other 21.3 4.43% 20.5 4.15% 14.7 2.71 % Interest Bearing-Deposits 99.6 4.23% 95.4 3.80% 78.1 1.76 % Borrowings 20.0 4.49% 19.3 4.33% 19.4 3.45 % Total Interest-Bearing Liabilities $119.6 4.27% $114.7 3.89% $97.5 2.09% 13 Note(s) 1. Includes Affinity relationships 2. Excludes checking which is a non-interest bearing deposit product

DISCOVER

Credit Performance Trends

Total Company Loans


2.12
1.46
1.37
1.61
1.80
1.71
2.13
2.72
3.22
3.52
1.34
1.40
1.55
1.64
1.63
1.94
2.30
2.48
2.57
3.06
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans


2.45
1.65
1.50
1.84
2.01
1.92
2.37
3.10
3.68
4.03
1.43
1.48
1.66
1.77
1.76
2.11
2.53
2.76
2.86
3.41
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans


1.34
1.55
1.55
1.62
1.66
1.94
2.05
2.02
2.13
2.62
0.53
0.68
0.80
0.69
1.08
0.91
1.33
1.04
1.25
1.32
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
NCO rate (%)
30+ day DQ rate (%)

Personal Loans


1.80
1.11
1.21
1.12
1.21
1.14
1.49
1.94
2.28
2.63
0.69
0.71
0.69
0.69
0.63
0.69
0.80
0.91
1.00
1.24
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
NCO rate (%)
30+ day DQ rate (%)

14

YOY YOY YOY YOY 3Q23 Payments Volume ($Bn) Discover Network • Discover Network volume was up 1% reflecting the modest increase in Discover card sales volume • PULSE volume was up 14% driven by an increase in debit transaction volume • Diners volume was up 11% reflecting strength across all regions • Network Partners was down 17% YOY driven by lower AribaPay volume Key Points $56.6 $58.1 $51.8 $57.1 $57.2 3Q22 4Q22 1Q23 2Q23 3Q23 $63.4 $66.8 $65.3 $69.0 $72.1 3Q22 4Q22 1Q23 2Q23 3Q23 $8.8 $9.2 $9.2 $9.9 $9.7 3Q22 4Q22 1Q23 2Q23 3Q23 $11.9 $10.4 $10.6 $10.4 $9.9 3Q22 4Q22 1Q23 2Q23 3Q23 Diners (1) PULSE Network Partners 1% 14% 11% (17%) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 6% YOY 15